                            SCHEDULE 14A INFORMATION



                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )



    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12




                                         MYLEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                        MERRILL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):



/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                               MYLEX CORPORATION


                                 March 22, 1996

Dear Fellow Shareholder:

    The Board of Directors and officers of Mylex Corporation are pleased to invite you to attend the Company's 1996 Annual Meeting of Shareholders to be held on Tuesday, April 30, 1996, at 2:00 p.m., at the principal executive offices of the Company located at 34551 Ardenwood Boulevard, Fremont, California 94555.


    As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, shareholders will be asked to vote (i) on the election of directors for the Company; (ii) to approve the amendment of the Company's Articles of Incorporation to increase the number of its authorized shares of Common Stock from 25,000,000 to 40,000,000 shares; (iii) to approve the adoption of the Company's 1995 Employee Stock Purchase Plan covering 300,000 shares of Common Stock; (iv) to approve the change of the Company's state of incorporation from Florida to Delaware through a merger of the Company with and into its wholly-owned subsidiary; (v) to approve an amendment of the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock available thereunder by 850,000 shares; and (vi) to approve the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1996.


    I urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Please mark, sign and date each proxy card you receive and return it, at your earliest convenience, in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend. I encourage you to vote 'FOR' each of the Board's nominees for director and 'FOR' each of the proposals referenced above.

    Please vote and promptly return your proxy card.

                                          Sincerely,

                                          Al Montross
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [Logo]

                               MYLEX CORPORATION

                               ------------------

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                            ------------------------

                                 APRIL 30, 1996

TO THE SHAREHOLDERS OF MYLEX CORPORATION:

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Mylex Corporation, a Florida corporation (the "Company"), will be held on Tuesday, April 30, 1996, at 2:00 p.m., at the principal executive offices of the Company located at 34551 Ardenwood Boulevard, Fremont, California 94555, for the following purposes:

        1. To elect directors to serve for the following year and until their successors are duly elected.


        2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000 to 40,000,000.


        3. To approve the adoption of the Company's 1995 Employee Stock Purchase Plan under which employees of the Company may purchase shares of the Company's Common Stock. The plan, which will cover 300,000 shares of Common Stock, is intended to qualify under Section 423 of the Internal Revenue Code.


        4. To approve the merger of the Company with and into Mylex Merger Sub, Inc. ("Merger Subsidiary"), a wholly-owned subsidiary of the Company newly formed under Delaware law, for the purpose of, among other things, changing the Company's state of incorporation from Florida to Delaware pursuant to the terms of an Agreement and Plan of Merger, dated as of March 20, 1996, by and between the Company and Merger Subsidiary, which provides, among other things, that the Company will be merged with and into Merger Subsidiary and that each outstanding share of Common Stock, $0.01 par value, of the Company will be converted into and become one share of Common Stock, $0.01 par value, of Merger Subsidiary.



        5. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock authorized for issuance thereunder by an additional 850,000 shares, to an aggregate of 2,925,000 shares.


        6. To ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1996.

        7. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on March 20, 1996 are entitled to notice of and to vote at the meeting.



    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE PREVIOUSLY RETURNED A PROXY.


                                          SINCERELY,

                                          AL MONTROSS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fremont, California
March 22, 1996

                                     [Logo]

                               MYLEX CORPORATION

                               ------------------

                                PROXY STATEMENT
                      1996 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                 APRIL 30, 1996

GENERAL


    The enclosed Proxy is solicited on behalf of Mylex Corporation (the "Company") for the Annual Meeting of Shareholders (the "Meeting") to be held on April 30, 1996, at 2:00 p.m., at the principal executive offices of the Company located at 34551 Ardenwood Boulevard, Fremont, California 94555, or any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Company's telephone number is
(510) 796-6100. These proxy solicitation materials were mailed on or about March 29, 1996, to all shareholders entitled to vote at the Meeting.


RECORD DATE AND SHARES OUTSTANDING


    Only shareholders of record at the close of business on March 20, 1995 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. The issued and outstanding voting securities of the Company at March 1, 1996 consisted of 19,631,550 shares of Common Stock, par value $0.01 (the "Common Stock").


REVOCABILITY OF PROXIES

    The enclosed Proxy is revocable at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders with respect to his or her proxy.

VOTING AND SOLICITATION


    Each outstanding share of the Company's Common Stock is entitled to one vote on all matters submitted to a vote at the Meeting.



    The cost of soliciting proxies with respect to the Meeting will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company s directors, officers and regular employees, without additional compensation, personally or by telephone, telegraph, facsimile, or otherwise.


QUORUM; ABSTENTIONS; BROKER NON-VOTES


    The Company's Bylaws provide that the presence, in person or by proxy, of shareholders holding a majority of the shares of Common Stock issued and outstanding and entitled to vote thereon shall constitute a quorum at the Meeting and any adjournment thereof.



    For determining whether a proposal has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a Proxy (so called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote. However, broker non-votes, shares that abstain and shares for which the authority to vote is withheld on certain matters will be treated as present for quorum purposes on all matters.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS


    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company s 1997 Annual Meeting of Shareholders must be received by the Company no later than November 25, 1996 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES


    A board of six directors is to be elected at the Meeting. Until otherwise instructed, the proxy holders will vote all of the proxies received by them for each of the Company's six nominees named below. Each of the nominees is currently a director of the Company. In the event that any such nominee is unable to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors of the Company (the "Board") to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The Company believes that all the nominees will be able to serve. The term of office of each person elected as a director will continue until the Company's next Annual Meeting of Shareholders and until his successor has been elected and qualified.


    The names of the nominees of management and certain information about them are set forth below.


                                                                            DIRECTOR
      NOMINEE           AGE               PRINCIPAL OCCUPATION                SINCE
--------------------    ----    ----------------------------------------    ---------
Mr. Ismael Dudhia        61     Independent Consultant                        1991
Mr. Richard Love         62     Principal, RJL Capital Management             1993
Mr. Stephen McKenzie     66     Chief Executive Officer of Resource
                                 Management                                   1995
Dr. M. Yaqub Mirza       49     President of Mar-Jac Investments, Inc.        1988
Mr. Al Montross          59     Chief Executive Officer and President of
                                 the Company                                  1994
Dr. Inder M. Singh       50     President of Lynx Real-Time System, Inc.      1986


ISMAEL DUDHIA


    Mr. Dudhia was elected a Director of the Company in July 1991 and became Chairman in December 1993. Mr. Dudhia has been an independent consultant since late 1991. From 1983 until October 1991, Mr. Dudhia was Chairman of the Board and active in the management of Coolidge Bank and Trust Company, which Mr. Dudhia owned from 1986 until 1991. In 1991, principally as a result of the local and national recession and significant declines in the real estate market in the Boston, Massachusetts area, Coolidge was declared insolvent and its assets were sold by the Federal Deposit Insurance Corporation to another bank. Mr. Dudhia obtained a degree of Barrister-at-Law from Lincolns Inn, an education institution in England. From November 1993 until April 1994, Mr. Dudhia served as a director of Northgate Computer Systems, Inc., a Minnesota based computer company ("Northgate"). In late 1994, a liquidation of Northgate under Chapter 7 of the Federal Bankruptcy Act was converted to a reorganization under Chapter 11 of that Act.


RICHARD LOVE

    Mr. Love has served as a Director of the Company since July 1993, and was appointed Treasurer in January 1995. Mr. Love is currently a principal of RJL Capital Management of Santa Barbara, an investment management firm. From 1973 to 1988, Mr. Love served as an investment counselor, then senior partner, with Loomis, Sayles & Co. Before joining Loomis, Sayles & Co., Mr. Love held various positions with James Capel Investment Banking of San Francisco from 1969 to 1973 and with Stein, Roe & Farnham from 1959 to 1969. Mr. Love attended the Lawrenceville School and received a Bachelor's degree in Metallurgical Engineering from Cornell University. He is an ICAA Chartered
Investment Counselor. From July 1992 to September 1993, Mr. Love served as a director of Northgate. In late 1994, a liquidation of Northgate under Chapter 7 of the Federal Bankruptcy Act was converted to a reorganization under Chapter 11 of that Act.


STEPHEN MCKENZIE


    Mr. McKenzie was appointed a Director of the Company in January 1995. Mr. McKenzie is currently Chief Executive Officer of Resource Management, a receivables financing company. From December 1989 to January 1991, he was Senior Vice President of Sales and Marketing and co-founder of Reply Corporation, a manufacturer of microchannel personal computers. From February 1987 to September 1989, Mr. McKenzie was President of Acer America, Inc., a computer clone manufacturer. He currently serves as the Chairman of the Board of Microspeed Corporation, a manufacturer of personal computer input devices. Mr. McKenzie holds a Bachelors degree in Political Science from the University of Nebraska.


M. YAQUB MIRZA


    Dr. Mirza has served as a Director of the Company since December 1988 and as Secretary since February 1989. He is currently President and Chief Executive Officer of Mar-Jac Investments, Inc., an investment and management consulting firm that is one of the Company's shareholders. He currently serves as a Trustee and Treasurer on the Board of Trustees of Amana Mutual Funds Trust, a mutual fund. He is also Chairman of the Board of Jugos Concetrados, S.A., which is traded on the Santiago, Chile Stock Exchange. He also serves as an officer of Safa Trust. Dr. Mirza holds a Doctorate in Physics from the University of Texas. From July 1992 until April 1994, Dr. Mirza served as a director of Northgate. In late 1994, a liquidation of Northgate under Chapter 7 of the Federal Bankruptcy Act was converted to a reorganization under Chapter 11 of that Act.


AL MONTROSS


    Mr. Montross was appointed President and Chief Executive Officer of the Company in April 1994, and became a Director in May 1994. In September 1993, Mr. Montross joined the Company as Executive Vice President, and in December 1993 was appointed Acting President and Chief Operating Officer. From August 1992 to September 1993 he held the position of Senior Vice President at Distributed Processing Technology of Maitland, Florida, a computer peripherals manufacturer. From 1989 to 1992, Mr. Montross held the position of President and Chief Operating Officer at Inacomp Computer Centers, Inc., of Troy, Michigan, a computer equipment and network reseller. He currently serves as a director of American Speedy Printing Centers, Inc. Mr. Montross holds a Bachelor's degree in Economics from Siena College in New York.


INDER M. SINGH


    Dr. Singh has served as a Director of the Company since December 1986. Since March 1988, Dr. Singh has been the President and Chief Executive Officer of Lynx Real-Time System, Inc., a software company. From April 1985 to March 1988, he was the owner and operator of Simran Associates, a computer consulting firm. From March 1982 to March 1985, he served as President of Excelan, Inc. Before forming Excelan, Inc., Dr. Singh held executive level positions with Zilog Incorporated and Amdahl Corporation. Dr. Singh holds a Doctorate in Electrical Engineering from Yale University.


VOTE REQUIRED

    The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for the election of directors shall be elected as directors.

    THE COMPANY'S MANAGEMENT RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO
                         INCREASE IN AUTHORIZED SHARES


    The Board has approved, and has determined to ask the shareholders to approve, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 25,000,000 to 40,000,000.



    As of March 1, 1996, there were issued and outstanding 19,925,125 shares of Common Stock. As of that date, there were 5,074,875 authorized but unissued shares of Common Stock. An aggregate of 3,221,776 shares of Common Stock remain reserved for issuance under the Company's 1993 Stock Option Plan and the 1990 Equity Incentive Plan assumed by the Company in its recent acquisition of BusLogic Inc. The aggregate number of shares reserved for issuance under the Company's employee benefit plans will increase to 4,371,776 shares if the proposals to adopt the 1995 Employee Stock Purchase Plan covering 300,000 shares of Common Stock, and increase the number of authorized shares under the 1993 Stock Option Plan by 850,000 shares of Common Stock, are approved as proposed in this Proxy. Accordingly, upon such approvals occurring, there will be a balance of approximately 700,000 shares of Common Stock available for future issuance.



    The Board believes that it is advisable and in the best interests of the Company and its shareholders to amend the Articles of Incorporation of the Company to increase the authorized shares of Common Stock from 25,000,000 to 40,000,000 in order to have a sufficient number of additional shares of Common Stock available for future financing transactions, acquisitions, stock dividends,  stock  issuances  pursuant  to  employee  benefit  plans  and  other appropriate corporate opportunities and purposes. Having additional shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay of a special shareholders meeting. However, the Company has no agreements, commitments or understandings at this time with respect to the issuance of additional shares of Common Stock, which would be made available by the proposed amendment, in connection with any financial transactions, acquisitions, stock dividends, employee benefit plans or other transactions.



    No further shareholder vote may be required to issue any of the additional shares. Such shares could be issued at such prices and under such circumstances as would have a dilutive effect on the equity ownership of the present holders of the Common Stock. Such shares also could be used to discourage or make more difficult a change in control of the Company. Nevertheless, the Board believes it is in the best interest of the Company to approve the amendment.



VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION



    The affirmative vote of the majority of all outstanding shares of Common Stock is required for approval of this proposal.



    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" AMENDING THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 40,000,000.



                                 PROPOSAL THREE
                 APPROVAL OF 1995 EMPLOYEE STOCK PURCHASE PLAN


GENERAL


    On October 27, 1995, the Board adopted, subject to shareholder approval, the Mylex Corporation 1995 Employee Stock Purchase Plan (the "Purchase Plan"), a copy of which is included as Appendix A to this Proxy Statement. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). A total of 300,000 shares of Common Stock are reserved for issuance under the Purchase Plan.

    No shares of the Common Stock have been sold pursuant to the Purchase Plan. There are approximately 285 employees currently eligible to participate in the Purchase Plan.

SUMMARY OF THE PURCHASE PLAN

    A description of the principal features of the Purchase Plan is set forth below.

    PURPOSE. The purpose of the Purchase Plan is to maintain competitive equity compensation programs and to provide employees of the Company an incentive in the performance of their services for the Company by giving them an opportunity to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock and to profit from increases in the value of the Common Stock, thereby more closely aligning the interests of the employees and the shareholders.


    ADMINISTRATION. The Purchase Plan is to be administered by the Board or a committee (the "Committee") appointed by the Board, consisting of not less than two members of the Board who are not officers or employees of the Company or any of its subsidiaries and who are disinterested persons within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). All questions of interpretation of the Purchase Plan are determined by the Committee, whose decisions are final, conclusive and binding upon all participants.



    ELIGIBILITY. Subject to certain limitations imposed by Section 423 of the Code, any person who is employed by the Company (or any of its majority-owned subsidiaries) for at least 30 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee has been so employed on the first day of an offering period (as described below) and 90 days prior to that date or such shorter period as the Committee may determine from time to time. Eligible employees become participants in the Purchase Plan by delivering to the Company an enrollment agreement authorizing payroll deductions prior to the first day of an offering period, unless another time for filing the enrollment agreement is set by the Committee for all eligible employees.



    OFFERING DATES. The Purchase Plan is implemented by a series of 12-month offering periods, with a new offering period commencing on each June 1 and December 1 during the term of the Purchase Plan. The first offering period commenced on December 1, 1995. The last day of each six-month exercise period during each offering period under the Purchase Plan (i.e., each May 31 and November 30) is an exercise date under the plan. The Committee may alter the duration of the offering periods and the exercise periods without shareholder approval.



    PURCHASE PRICE. The purchase price per share at which shares are sold under the Purchase Plan is equal to the lower of (i) 85% of the fair market value of the Common Stock on the first day of each offering period, or (ii) 85% of the fair market value of the Common Stock on the applicable exercise date. The fair market value of the Common Stock on a given date is the last sale price of the Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("Nasdaq National Market") on such date.



    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions during an offering period. The deductions may be any whole percentage amount is between 1% and 10% of a participant's eligible compensation on each payroll date during the offering period. For purposes of the Purchase Plan, eligible compensation is defined to include each participant's full salary and wages, including commissions, bonuses and overtime pay (at the election of the participant), any pension or other profit sharing plan, any fringe benefits and certain other forms of extraordinary pay. A participant may discontinue his or her participation in the Purchase Plan at any time during an offering period. In addition, a participant may, no more than one time in any calendar quarter, reduce or increase the rate of his or her payroll deductions. Payroll deductions commence on the first payday following the first day of each offering period, and continue at the same rate until the end of the offering period, unless the participant terminates participation in the Purchase Plan or reduces or increases the rate of the payroll deductions.

    In the event that the purchase price per share of Common Stock at the beginning of any offering period is less than the purchase price per share of Common Stock at the beginning of any prior offering period which has not yet ended, the Committee in its discretion may terminate the participation of all participants in the prior offering period and enroll them in the new offering period at the same payroll deduction rate.


    GRANT OF OPTIONS. On the first day of each offering period, each eligible employee is granted an option to purchase, on each exercise date during the offering period, up to the number of shares of Common Stock determined by dividing (i) the amount of the participant's total payroll deductions to be accumulated during such exercise period during the offering period by (ii) the exercise price, provided that the maximum number of shares that a participant may purchase during any exercise period may not exceed 500.


    Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options). Nor may any employee be granted an option which would permit the employee to purchase pursuant to the Purchase Plan and any other future stock purchase plan of the Company more than $25,000 worth of stock (determined based on the fair market value of the shares at the time the option is granted) in any calendar year. In the event an employee sells any share of Common Stock acquired under the Purchase Plan within 180 days of acquiring such shares, such employee shall be ineligible to participate in the Purchase Plan during the exercise period commencing immediately following such sale.

    EXERCISE OF OPTIONS. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically, on each exercise date of each offering period, to purchase the maximum number of full shares (subject to the limitations described above) that may be purchased at the applicable exercise price with the accumulated payroll deductions in such participant's account.

    WITHDRAWAL. A participant's interest in any offering may be terminated in whole, but not in part, by the participant signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. The failure to remain in the continuous employ of the Company or its majority-owned subsidiaries for at least 30 hours per week during an offering period will be deemed to constitute a withdrawal from that offering.


    CAPITAL CHANGES. In the event any change is made in the Company's capitalization, such as a reorganization, restructuring, reclassification, stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock or a change of Common Stock into, or an exchange of Common Stock for, a different number or kind of shares, the Committee may authorize appropriate adjustments to be made to the shares subject to purchase under the Purchase Plan and to the purchase price per share. In the event of a sale, merger, dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets, any then current offering periods and exercise periods will terminate immediately prior to the date on which such proposed action is to be consummated, unless otherwise determined by the Committee. Upon any such termination, unless otherwise determined by the Committee, all options to purchase shares will be exercised automatically, on such date (which shall thus be deemed to constitute an exercise date), to purchase the maximum number of full shares that may be purchased at the
applicable   exercise   price  with   each  participant's   accumulated  payroll
deductions.


    NONTRANSFERABILITY. Options to purchase Common Stock under the Purchase Plan may not be transferred by a participant other than by will or under the laws of descent and distribution, and may be exercised during a participant's lifetime only by the participant.

    AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Purchase Plan, except that no amendment may be made that would cause the Purchase Plan to fail to meet the requirements for employee stock purchase plans in Section 423 of the Code.

TAX INFORMATION

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of the grant of the option or purchase of the shares. Upon any disposition of the shares, the participant will be subject to tax, and the amount of the tax will depend upon the participant's holding period. If the shares have been held by the participant for more than two years after the date of option grant and more than one year after the date of exercise of the option, gain on disposition will be treated as ordinary income to the extent of the excess of the fair market value of the shares on the grant date over the purchase price for the shares, determined as of the grant date, and any further gain will generally be taxed as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will generally be taxed as long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income reported by participants upon disposition of shares within two years from the date of grant or within one year from the date of exercise.

    The foregoing brief summary of the effect of federal income taxation upon the participants and the Company with respect to the grant and exercise of options under the Purchase Plan and the disposition of the shares so acquired does not purport to be complete, and reference should be made to the applicable provisions of the Code and the related regulations for detailed information concerning the tax effects of each such transaction. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

PARTICIPATION IN PURCHASE PLAN BY EXECUTIVE OFFICERS AND OTHER EMPLOYEES


    Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of participation through payroll deductions. Accordingly, future purchases by executive officers and other employees under the Purchase Plan are not determinable. To date, no purchases have been made under the Purchase Plan.


VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION


    The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock is present and voting, is required for approval of this proposal.



    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL FOUR
                                REINCORPORATION



    The Board has unanimously approved, and for the reasons described below, unanimously recommends that the Company's shareholders approve, a proposal that provides, among other things, for the change of the Company's state of incorporation from Florida to Delaware. This change of domicile (the "Reincorporation") will be accomplished through a merger of the Company into a recently formed Delaware corporation which is a wholly-owned subsidiary of the Company (the "Merger Subsidiary"). The Reincorporation will change the law applicable to the Company's corporate affairs from Florida and the Florida Business Corporation Act ("Florida BCA") to Delaware and the Delaware General Corporation Law ("Delaware GCL"). The Reincorporation will also result in the replacement of the Company's Articles of Incorporation and Bylaws with the Certificate of Incorporation and Bylaws of the Merger Subsidiary. As a result of these changes, the rights of shareholders of the Company will be altered (see "Certain Significant Differences Between the Corporation Laws of Florida and Delaware" below). However, there will be no change in the percentage ownership in the Company of any shareholder of the Company as a result of the Merger. Copies of the Merger Subsidiary's Certificate of Incorporation and Bylaws may be obtained by written request to the Secretary of the Company at 34551 Ardenwood Boulevard, Fremont, California 94555.



    The proposed Reincorporation will be effected by merging the Company with and into Merger Subsidiary (the "Merger") pursuant to the terms of an Agreement and Plan of Merger between the Company and Merger Subsidiary dated as of March 20, 1996 (the "Merger Agreement"). Upon the filing of the Merger Agreement with the Secretary of State of Florida and of Delaware (the "Effective Time"), the separate corporate existence of the Company will cease. Merger Subsidiary will, to the extent permitted by law, succeed to all business, properties, assets, and liabilities of the Company and to the Company's name. The directors, officers, and employees of the Company will become the directors, officers, and employees of Merger Subsidiary. A copy of the Merger Agreement may be obtained by written request to the Secretary of the Company at 34551 Ardenwood Boulevard, Fremont, California 94555.



    Stock certificates of the Company will be deemed to represent the same number of shares of Merger Subsidiary as were represented by such stock certificates of the Company prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MERGER SUBSIDIARY. Each certificate will have the same terms as shares of the Company's Common Stock, subject to the differences arising by virtue of the differences between the Delaware GCL and Florida BCA. Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of Merger Subsidiary common stock in transactions subsequent to the Merger. The Common Stock of the Merger Subsidiary will be listed for trading on the NASDAQ National Market. Appraisal rights will not be available to holders of the Company's Common Stock if they dissent to the Reincorporation proposal.



    Pursuant to the terms of the Merger Agreement, each option to purchase Common Stock of the Company outstanding immediately prior to the Effective Time of the Merger will become an option to purchase Merger Subsidiary Common Stock, subject to the same terms and conditions as set forth in the applicable option plan or other agreement pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements with the Company will be continued by Merger Subsidiary upon the same terms and subject to the same conditions.



    It is anticipated that the Merger, if approved by the Company's shareholders, will become effective as soon as practicable after the Meeting. However, the Merger Agreement provides that the Merger may be abandoned by the Board at any time prior to the Effective Time. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if such amendment would (i) alter or change the amount or kind of shares to be received by the shareholders in the Merger, (ii) alter or change any term of the Certificate of Incorporation of Merger Subsidiary, or (iii) effect any alteration or change that would adversely affect the shareholders.

REASONS FOR REINCORPORATION


    The Company's executive offices are located in California. The Company has no relationship to the State of Florida other than the fact that it is incorporated under Florida law and its internal corporate affairs are governed by the provisions of Florida law and the Florida BCA. The Company believes that the laws of Delaware provide substantially more benefits and protections than those provided under Florida law.



    The Reincorporation will allow the Company to be governed by Delaware's comprehensive and flexible corporation law, which is periodically updated. The Delaware courts have considerable expertise in dealing with corporate issues and have developed a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. As a result, in Delaware, there is much greater predictability with respect to corporate legal affairs. Consequently, many corporations throughout the United States have initially chosen Delaware or have subsequently reincorporated in Delaware in a manner similar to the Company's proposal for Reincorporation. The Board of Directors of the Company believes that flexibility and predictability provided by Delaware Law and the Delaware Courts to its actions is not currently available under the Florida Business Corporation Act ("Florida BCA") and other Florida law. For those reasons, the Board of Directors of the Company believes that the Reincorporation may be in the best interests of the Company and its shareholders and recommends that the shareholders approve the Reincorporation. If the Reincorporation in Delaware is effected, shareholders may, in some instances, have fewer rights and therefore less protection than is provided under the laws of Florida. See "Certain Significant Differences Between the Corporation Laws of Delaware and Florida."


CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF DELAWARE AND FLORIDA


    The following summary does not purport to be a complete statement of the rights of holders of the Company's shares, and upon the consummation of the Reincorporation, the Merger Subsidiary shares. The summary is qualified in its entirety by reference to the relevant provisions of the Delaware GCL, Florida BCA, the current Articles of Incorporation and Bylaws of the Company and the new Certificate of Incorporation and Bylaws of the Merger Subsidiary and other applicable laws. However, the Company believes that the summary does include a description of all the material differences between the Delaware GCL and the Florida BCA.



    PROXY REQUIREMENTS. Under Florida BCA, proxies are valid for an eleven-month period unless a longer period is expressly specified in the proxy. Under the Delaware GCL, proxies are valid for up to three years unless a longer period is expressly specified in the proxy. The Florida BCA also provides that a proxy granted to a creditor or an employee of the Company (pursuant to an employment contract), becomes revocable three years after the date of the proxy even if it is an irrevocable proxy, though the proxy may be renewed for successive three year periods. Under the Delaware GCL and Florida BCA, a proxy is irrevocable if it specifically states that it is irrevocable and it is coupled with an interest sufficient in law to support an irrevocable power.



    CONTROL SHARE ACT. A provision of the Florida BCA prohibits the voting of shares in a publicly-held Florida corporation that are acquired in a "control share acquisition" unless the holders of a majority of the corporation's voting shares (exclusive of shares held by officers of the company, inside directors, or the acquiring party) approve the granting of voting rights as to the shares acquired in the control share acquisition or the acquisition is otherwise approved by the corporation's board of directors. A "control share acquisition" is defined as an acquisition that immediately after its consummation entitles the acquiring party to vote in the election of directors within one of the following ranges of voting power (if it did not have such voting power prior to the acquisition): (i) one-fifth or more but less than one-third of such voting power, (ii) one-third or more but less than a majority of such voting power, and
(iii) more than a majority of such voting power. A corporation may opt out of the coverage of the control share provision through adopting a specific provision in its articles of incorporation or bylaws. The Company has not elected to opt out of this provision. The Delaware GCL does not contain a similar provision.


    AFFILIATED TRANSACTION. The Florida BCA contains an "affiliated transaction" provision that prohibits a Florida company from engaging in a broad range of business combinations or other extraordinary corporate transactions with an "interested shareholder" without receiving the affirmative vote by the holders of 2/3 of the voting shares, other than those owned by the interested shareholder, unless one or more of the following conditions apply: (i) the affiliated transaction has been approved by a majority of disinterested directors, (ii) the corporation has not had more than 300 shareholders of record at any time during the three year period preceding the transaction, (iii) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years, (iv) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares of the corporation, or (v) consideration in such transaction is paid (in an amount determined by the requirements of the Florida
BCA) to the holders of each class or series of voting shares. An interested shareholder is defined as a person who, together with affiliates and associates, beneficially owns more than 10% of the corporation's outstanding voting shares. The Florida BCA allows the corporation to opt out of the affiliated transaction provisions; however, the Company has not elected to opt out of the requirements of such provisions.



    The Delaware GCL generally prohibits a stockholder owning 15% or more of a Delaware corporation's outstanding voting stock (an "interested stockholder") from engaging in certain business combinations involving the corporation during the three year period after the date the person became an interested stockholder unless: (i) prior to such date, the board of directors approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owns at least 85% of the voting stock outstanding at the time the transaction commenced, (iii) on or subsequent to such date, the transaction is approved by the board of directors and by the stockholders by a vote of two-thirds of the disinterested outstanding voting stock, (iv) the corporation's original certificate of incorporation provides that the corporation shall not be governed by the statute, or (v) a majority of the shares entitled to vote approve an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by the statute (but such amendment may not be effective until one year after it was adopted and may not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption). Merger Subsidiary's Certificate of Incorporation does not contain a provision opting out of the coverage of this statute.



    DIRECTOR  EXCULPATION.   The  Florida BCA  eliminates a  director's monetary
liability to a corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and the breach or failure constitutes: (i) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful, (ii) a transaction from which the director, either directly or indirectly, derived an improper personal benefit, (iii) a circumstance where the director voted or assented to an unlawful declaration of dividends or distribution of corporate assets, (iv) a circumstance as established in any action by or in the right of the corporation in which the director was found to have conscious disregard for the best interests of the corporation or engaged in willful misconduct, or (v) a situation whereby the director's conduct (as determined in a proceeding brought by someone other than the corporation or a shareholder) is found to constitute recklessness, or an act or omission which was committed in bad faith or with malicious purpose, or exhibits wanton and willful disregard of human rights, safety, or property. This provision of the Florida BCA is self-implementing in that a corporation need not take any action to avail its directors of these protections.



    The Delaware GCL provides that a corporation may adopt a provision in its certificate of incorporation either limiting or eliminating the personal liability of directors for monetary damages to the corporation or its stockholders for breach of their fiduciary duties as directors. The Delaware GCL provides, however, that such provision shall not limit or eliminate the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) an unlawful declaration and payment of dividends or unlawful purchase or redemption of the corporation's stock, or (iv) any transaction from which the director derived an improper personal benefit. The Certificate of Incorporation of the Merger Subsidiary contains a provision eliminating the personal liability of directors to the fullest extent permitted by Delaware law.



    INDEMNIFICATION. Under both the Delaware GCL and Florida BCA, a corporation may indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (i) expenses (including attorneys' fees) and certain amounts paid in settlement, and (ii) if the person seeking indemnification has been adjudicated liable, then for amounts deemed proper, fair and reasonable by the court making such determination. The Delaware GCL and Florida BCA both provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Bylaws of both the Company and Merger Subsidiary provide that directors and officers will be indemnified to the fullest extent permitted by law.



    DECLARATION OF DIVIDENDS. Delaware and Florida law differ concerning the sources from which dividends may be paid. The Florida BCA permits dividends to be paid only from a corporation's surplus. The Delaware GCL, however, allows dividends to be paid from a corporation's net profits or surplus. This difference becomes relevant if a corporation operates at a loss for several years and then begins to accumulate profits. In such a circumstance (disregarding the possible revaluation of assets or other creation of capital surplus), the Florida BCA would not permit a dividend until earnings have eradicated any existing capital deficiency and a surplus exists. The Delaware GCL, by allowing dividends from either surplus or net profits, would permit a dividend from net profits if the dividend does not itself exceed the net profits or impair the capital represented by preferred stock, if any.



    SHAREHOLDER INSPECTION OF BOOKS AND RECORDS. Under the Florida BCA, a shareholder in entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addressees of the corporation's directors and officers, and the corporation's most recent annual report, during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation and
(i) the shareholder's demand  is made in  good faith and  for a proper  purpose,
(ii) the demand describes with particularity its purpose and the records to be inspected or copied, and (iii) the requested records are directly connected with such purpose. The Florida BCA provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.


    The provisions of the Delaware GCL governing the inspection and copying of a corporation's books and records are generally less restrictive than those of the Florida BCA. Specifically, the Delaware GCL permits any stockholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, stockholders list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof. The Delaware GCL defines proper purpose to mean a purpose reasonably related to such person's interest as a stockholder.

    DISSENTERS' AND APPRAISAL RIGHTS. Both the Delaware GCL and Florida BCA grant rights of dissent and appraisal, with certain exceptions, to stockholders of companies that are parties to a merger or consolidation. However, the Florida BCA extends the right of dissent and appraisal to a shareholder of a Florida corporation, with certain exceptions, and provides a right to dissent from, and obtain payment of the fair value of his shares in the event of: (i) a sale or exchange of all or substantially all of the corporation's property other than in the usual and regular course of business, (ii) the approval of a control share acquisition, (iii) a statutory share exchange (unless the corporation's shares are not being acquired in the share exchange), (iv) an amendment to the articles of incorporation if the amendment would adversely affect the rights or preferences of a particular class of shares as to those shareholders whose shares are affected, and (v) any corporate action taken to the extent that the articles of incorporation provide for dissenters' rights with respect to such action. The Florida BCA provides that unless a corporation's articles of incorporation provide otherwise, which the Company's Articles of Incorporation do not, a shareholder does not have dissenters' rights with respect to a plan of merger, share exchange or proposed sale or exchange of property if the shares held by the shareholder are either registered on a national securities exchange or designated as a national market system security or an interdealer quotation system by the NASD, or held of record by 2,000 or more shareholders.



    A stockholder of a Delaware corporation generally is entitled to dissenters' rights in the event that the corporation is a party to certain mergers or consolidations to which the stockholder did not consent. A Delaware corporation's certificate of incorporation may also provide that dissenters' rights are available with respect to any amendment to the certificate of incorporation or any sale of all or substantially all of the corporation's assets. Merger Subsidiary's Certificate of Incorporation does not contain such a provision. Similar to the Florida BCA, dissenters' rights do not apply to a stockholder of a Delaware corporation if his shares were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 stockholders. Notwithstanding the foregoing, however, under the Delaware GCL a stockholder does have dissenters' rights with respect to such shares if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (i) shares of stock of the corporation surviving or resulting from the merger or consolidation, (ii) shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 stockholders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing.



    QUORUM FOR SHAREHOLDER MEETINGS. Under the Florida BCA, unless otherwise provided in a corporation's articles of incorporation, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. The Company's Articles of Incorporation do not include a provision altering the shareholder quorum requirement. The Delaware GCL is similar to the Florida BCA, except that under the Delaware GCL a corporation's certificate of incorporation or bylaws may specify the percentage of votes which constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote. Merger Subsidiary's Bylaws provide that a quorum exists if a majority of the voting power entitled to vote is present at a meeting. Thus, the applicable quorum provisions will not be changed by the Reincorporation.



    SHAREHOLDER VOTING REQUIREMENTS. Under both the Florida BCA and the Delaware GCL, directors are generally elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders' meeting at which a quorum is present. With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the Florida BCA or a Florida corporation's articles of incorporation, if a quorum exists, action on any matter generally is approved by the shareholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. Accordingly, under the Florida BCA, abstentions have no impact on the outcome of a vote. The Company's Articles of Incorporation do not include a provision requiring a greater vote on any matter than is required by the Florida BCA. Under the Delaware GCL, unless otherwise provided by the corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. Under the Delaware GCL, abstentions have the same effect as votes against a matter. Neither the Merger Subsidiary's Certificate of Incorporation nor Bylaws contains a provision requiring a greater vote on any matter than is required by the Delaware GCL.



    CHARTER CREDITOR PROVISION. The Delaware GCL permits a corporation to include in its certificate of incorporation a provision to the effect that whenever a compromise or arrangement is proposed between the corporation and its creditors and stockholders, any court of equitable jurisdiction in Delaware may, upon application of the corporation, creditor, stockholder, or certain receivers or trustees in dissolution, order a meeting of the creditors or stockholders. If a majority in number representing three-fourths in value of the creditors and of the stockholders agree to any compromise or arrangement, such compromise or arrangement will, if sanctioned by the court, be binding on all creditors and stockholders and on the corporation. Merger Subsidiary's Certificate of
Incorporation contains such a provision. The Florida BCA does not contain an equivalent provision and the Articles of Incorporation of the Company do not contain such a provision.


    TREASURY STOCK. A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock which is issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock. Under the Florida BCA, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

    BOARD VACANCIES. The Florida BCA provides that a vacancy on the board of directors generally may be filled by the affirmative vote of a majority of the remaining directors or by the shareholders, unless the articles of incorporation provide otherwise. The Company's Articles of Incorporation do not alter this provision. Under the Delaware GCL, a vacancy on the board of directors generally may be filled by a majority of the remaining directors or in the manner specified in a corporation's certificate of incorporation or bylaws. Merger Subsidiary's Bylaws provide that a vacancy on the board may be filled by the remaining directors or by the stockholders at any meeting called for that purpose.


    REMOVAL OF DIRECTORS. The Florida BCA provides that shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Company's Articles of Incorporation do not include such a provision. Under the Florida BCA, a director generally may be removed only if the number of votes cast to remove him exceed the number of votes cast not to remove him. The Delaware GCL provides that, except with respect to corporations with classified boards or cumulative voting (neither of which are applicable to Merger Subsidiary), a director may be removed, with or without cause, by the holders of the majority of the shares entitled to vote at an election of directors.



    AMENDMENTS TO CHARTER. An amendment to a Florida corporation's articles of incorporation must be approved by the corporation's shareholders, except that certain amendments not affecting the rights of shareholders (as specified in the Florida BCA) may be made by the board of directors. Unless a specific section of the Florida BCA or a Florida corporation's articles of incorporation require a greater vote, an amendment to a Florida corporation's articles of incorporation generally must be approved by a majority of the votes entitled to be cast on the amendment. The Company's Articles of Incorporation do not include any provision requiring greater than a majority of votes to amend its Articles of Incorporation. A Delaware corporation's certificate of incorporation generally may be amended only if approved by a majority of the outstanding stock entitled to vote thereon.



    SPECIAL MEETINGS OF SHAREHOLDERS. Special meetings of a Florida corporation's shareholders may be called by its board of directors, by the persons authorized to do so in its articles of incorporation or bylaws or by the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, unless a greater percentage, not to exceed 50%, is required by the articles of incorporation. The Company's Articles of Incorporation do not alter this requirement. Under the Company's Bylaws, special meetings may be called by the board of directors or the holders of 10% of all shares entitled to be cast on any matter at the special meeting. Special meetings of the stockholders of a Delaware corporation may be called by the board of directors or by the persons authorized in the corporation's certificate of incorporation or bylaws. Merger Subsidiary's Bylaws provide that a special meeting may be called by the chairman, the president, the directors by action at a meeting, a majority of directors acting without a meeting or the holders of a majority of shares entitled to vote at the special meeting.


    OTHER CONSTITUENCIES. The Florida BCA provides that directors of a Florida corporation, in discharging their duties to the corporation and in determining what they believe to be in the best interests of the corporation, may, in addition to considering the effects of any corporate action on the shareholders and the corporation, consider the effects of the corporate action on employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate. Delaware does not have a comparable statutory provision.

TAX INFORMATION

    GENERAL. It is intended that the Reincorporation qualify, and the Company believes that it does qualify, as a reorganization within the meaning of Section 368(a) of the Code. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

    The discussion below summarizes material federal income tax consequences of the Reincorporation to a shareholder, assuming that the Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code.


    RECOGNITION OF GAIN ON THE EXCHANGE. No gain or loss will be recognized, for federal income tax purposes, by the Company or Merger Subsidiary as a result of the Reincorporation. Although no new certificates will be issued, each holder of Common Stock of the Company will be considered for tax purposes to have exchanged, pursuant to the Reincorporation, all of the Common Stock that each such holder owns solely for Merger Subsidiary Common Stock, but no Company shareholder will recognize gain or loss as a result of such exchange.



    BASIS AND HOLDING PERIOD. A holder's aggregate tax basis in the Merger Subsidiary Common Stock received pursuant to the Reincorporation will equal such holder's aggregate tax basis in the shares of Common Stock exchanged therefor. The holding period of the Merger Subsidiary Common Stock received will include the holding period of the Common Stock exchanged therefor, provided that such Common Stock was held as a capital asset at the time of the Merger. Holders who acquired Common Stock at different times or with different tax bases should consult their own tax advisors concerning the determination of their tax basis and holding period in any particular share of Merger Subsidiary Common Stock, since several methods of determination may be available.



    SPECIAL TYPES OF SHAREHOLDERS; STATE, LOCAL AND FOREIGN TAXES. The above general discussion of material federal income tax aspects of the Reincorporation does not address the federal income tax consequences that may be applicable to particular types of taxpayers, including, without limitation, foreign entities, tax exempt entities, non-resident alien individuals, insurance companies, securities dealers, broker-dealers, financial institutions and persons who acquired their Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. This discussion does not address the effect of any applicable foreign, state, local or other tax laws. This summary is based on the Code, regulations promulgated thereunder, court decisions and administrative rulings and practice as of the date hereof. Future legislative, judicial or administrative changes that might or might not have retroactive application could modify significantly the statements and conclusions expressed in this summary. EACH SHAREHOLDER SHOULD CONSIDER CONSULTING WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REINCORPORATION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, AND OF ANY CHANGE IN APPLICABLE TAX LAWS.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION



    The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required for approval of this proposal.



    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM FLORIDA TO DELAWARE.


                                 PROPOSAL FIVE
                    AMENDMENTS TO THE 1993 STOCK OPTION PLAN


    The Company's 1993 Employee Stock Option Plan (the "Option Plan") was approved by the Board of Directors on May 9, 1993 and by the shareholders on July 26, 1993. As of December 31, 1995, options to purchase 2,001,000 shares have been granted and were outstanding and 351,000 shares remained available for future grants.


PROPOSED AMENDMENTS


    On January 29, 1996, the Board, subject to shareholder approval, approved an amendment increasing the number of shares reserved for issuance under the Option Plan by an additional 850,000, for an aggregate of 2,925,000 shares reserved for issuance under the Option Plan.


SUMMARY OF THE OPTION PLAN

    PURPOSE. The principal purpose of the Option Plan is to provide equity incentives to the Company's employees, consultants, and outside directors by enabling them to participate in the Company's success and to encourage the participants continued service to the Company.

    ADMINISTRATION. The Option Plan is administered by the Board of Directors of the Company or a committee that is intended to comply with Rule 16b-3 under the 1934 Act and other applicable laws (the "Administrator"). The Administrator has the power to determine eligibility to receive an option, the terms of options granted, including the exercise or purchase price, number of shares subject to the option, the vesting schedule and the term of the option.


    ELIGIBILITY. The Option Plan provides that options may be granted to employees (including officers and directors who are also employees), of the company or any parent or majority-owned subsidiary, and members of the Board of Directors of the Company who are not officers or employees of the Company ("Outside Directors"). As of the Record Date, there were 285 employees, two consultants and five Outside Directors eligible to be granted Options under the Option Plan. Incentive stock options may be granted only to employees. Except with respect to Outside Directors, the Administrator selects the optionees and determines the number of shares to be subject to each option and the time or times at which shares become exercisable under the option. In making such determination, the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service, and other relevant factors are taken into account. Generally, such options become exercisable or "vest" over a three to four year period. Each option may be exercised only to the extent it is vested.


    OUTSIDE DIRECTORS OPTIONS. The Option Plan provides that a nonstatutory option to purchase 50,000 share of the Company's Common Stock (the "First Option") shall be automatically granted (the "Automatic Grant Program") to Outside Directors who are elected or appointed to the Board subsequent to May 9, 1993. An additional option to purchase 50,000 share of the Company's Common Stock shall be automatically grated to Outside Directors who receive the First Option, and who remain on the Board of Directors of the Company three years following the grant of the First Option. This additional Option shall be the "Second Option." The exercise price of options granted under the Automatic Grant Program is the fair market value of the Company's Common Stock on the date of the automatic grant. Outside Directors may not be granted options under the Option Plan except under the Automatic Grant Program. The First Option becomes exercisable cumulatively with respect to

1/36 of the underlying shares on the first day of each month following the date of grant of such option. The Second Option becomes exercisable cumulatively with respect to 1/60 of the underlying shares on the first day of each month following the date of grant of such option.

    TERMS OF OPTIONS. The terms of options granted under the Option Plan, (other than options granted to Outside Directors pursuant to the Automatic Grant Program, (the "Outside Director Options"), are determined by the Administrator. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) EXERCISE OF OPTION. an option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, other shares of the Company's Common Stock or any combination of such methods of payment, or such other consideration and method of payment as is permitted under the law.


        (b) EXERCISE PRICE. The per share exercise price of options under the Option Plan (other than Outside Director Options) is determined by the Administrator and, in the case of incentive stock options, may not be less than 100% of the fair market value on the date of grant. The Administrator may grant non-statutory stock options at less than fair market value. For so long as the Company's Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant of the Option, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable.


        (c) TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT, OR OUTSIDE DIRECTOR. If the optionee s employment or consulting relationship with the Company or status as an Outside Director is terminated for any reason (other than death or disability), options may be exercised within six months (or such other period of time not exceeding six (6) months as is determined by the Administrator) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination.

        (d) DEATH OR DISABILITY OF OPTIONEE. Options may be exercised within no more than twelve months following termination because of a permanent and total disability or by the employee s estate after his or her death.

        (e) TERMS AND TERMINATION OF OPTIONS. Options granted under the Option Plan may have a term of up to ten years. No option may be exercised by any person after the expiration of its term. In the case of an incentive stock option granted to an optionee who, immediately before the grant of such option, owns more than 10% of the voting power or value of all classes of stock of the Company, the term of such incentive stock option may not exceed five years.

        (f) TRANSFERABILITY OF OPTIONS. an option is not transferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable during the optionee s life time only by the optionee. In the event of the optionee s death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

        (g)  OTHER  PROVISIONS.   The option  agreement may  contain such  other
    terms, provisions, and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

    CHANGES IN CAPITALIZATION. In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization that results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the option price and number of shares subject to outstanding options. Appropriate adjustment will also be made in the number of shares of Common Stock that have been authorized for issuance under the Option Plan but as to which no options have yet been granted or which have been returned to the Option Plan upon cancellation of an option. Such adjustments shall be made by the Board of Directors, whose determination shall be final and conclusive, subject to any required action by the shareholders of the Company.

    In the event of the proposed dissolution or liquidation of the Company, options outstanding under the Option Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its discretion, declare that any outstanding option (except an Outside Director Option) shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option shall be substituted by such successor corporation (or a parent or subsidiary of such successor corporation), unless such successor corporation does not agree to assume the options or to substitute an equivalent option, in which case the optionee shall have the right to exercise all outstanding options as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an outstanding option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that his or her outstanding options shall be fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such period.


    AMENDMENT AND TERMINATION OF THE OPTION PLAN. Except with respect to the Automatic Grant Program, the Board may amend or terminate the Option Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act, or with Section 422 of the Code or any other successor or applicable law or regulation, the Company shall obtain shareholder approval of any Option Plan amendment in such a manner and to such a degree as is required by the applicable law, rule, or regulation. The automatic Grant Program may not be amended more than once every six months. Any amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the optionee and the Company.


    In any event, the Option Plan shall terminate in 2003. Any options outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

    TAX  INFORMATION.   Options  granted  under the  Option  Plan may  be either
"incentive  stock  options,"  as  defined  in  Section  422  of  the  Code,   or
nonstatutory options.

    INCENTIVE STOCK OPTIONS. If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two (2) years after grant of the option and one (1) year after receipt of the shares by the optionee, any gain will be treated as a long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain. Currently, tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of individuals' other income.

    NONSTATUTORY OPTIONS. All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk or forfeiture when acquired or where the optionee is an officer, director, or 10% shareholder of the Company, the date of taxation and of measuring the tax may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

    The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state, or foreign country in which an optionee may reside.


    STOCK PRICE. The closing price of a share of Common Stock on the Nasdaq National Market on March 1, 1996 was $22.13.



    PLAN BENEFITS. The Company cannot now determine the number of options to be received in the future by the executive officers named under "EXECUTIVE OFFICER COMPENSATION -- Summary Compensation Table," all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. See "EXECUTIVE COMPENSATION -- Option Grants in the Last Fiscal Year" for the number of stock options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1995. In the fiscal year ended December 31, 1995, options to purchase 217,000 shares of the Common Stock of the Company were granted to all current executive officers as a group and options to purchase 551,000 shares of Common Stock of the Company were granted to all employees.



VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION



    The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and voting at the Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the amendment to the Option Plan.



    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                  PROPOSAL SIX
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Management has selected KPMG Peat Marwick LLP, independent public accountants, to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 1996. KPMG Peat Marwick LLP has audited the Company's financial statements since the fiscal year ended December 31, 1987.


    The affirmative vote of the holders of a majority of the Common Stock represented and voting at the Meeting will be required to approve and ratify the Board's selection of KPMG Peat Marwick LLP. In the event of a negative vote on such ratification, the Board will reconsider its selection.



    A representative of KPMG Peat Marwick LLP is expected to be available at the Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES


    The Board held a total of twelve meetings during 1995. During the year, no director attended fewer than seventy-five percent (75%) of the meetings of the Board and committees thereof, if any, upon which such director served. The Board had an Audit Committee, a Compensation Committee and a Stock Option Plan Committee in 1995.



    During 1995, the Audit Committee, which met once, consisted of Messrs. Love, McKenzie, Mirza and Singh. The Audit Committee approves the engagement of, and the services to be performed by, the Company's independent auditors and reviews the Company's accounting principles and its system of internal accounting controls.



    The Stock Option Plan Committee, which met four times in 1995, consisted of Messrs. Dudhia, Mirza and Montross. The charter of the Stock Option Plan Committee is to review and approve grants of stock options to employees, including officers, of the Company. The Compensation Committee, which met once in 1995, consisted of Messrs. Dudhia, Love and Singh. The Compensation Committee's role is to review and approve the Company's executive compensation policy and distributions to officers under the Executive Bonus Plan.



    The Board does not have a Nominating Committee or any committee performing similar functions.


                           COMPENSATION OF DIRECTORS


    Each of the Company's Outside Directors is remunerated for each Board meeting he attends. In 1995, the Outside Directors were paid a fee of $2,000 for each meeting, other than telephonic meetings, and a $1,000 fee for each telephonic meeting. In addition, Outside Directors are entitled to participate in the Company's Option Plan. See "PROPOSAL FIVE -- AMENDMENTS TO THE 1993 STOCK OPTION PLAN -- Summary of the Option Plan."

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


    The following table set forth the beneficial ownership of Common Stock as of the Record Date, (i) by each director, (ii) by each executive officer named in the Summary Compensation Table, (iii) by all directors and executive officers as a group and (iv) by each person known to the Company to be a beneficial owner of more than five percent of the Company's Common Stock:



                                                                NUMBER OF        PERCENT
NAME AND ADDRESS (1)                                             SHARES         OF CLASS
------------------------------------------------------------  -------------     ---------
Mr. Al Montross.............................................     150,000(2)        0.85%
Ms. Colleen Gray............................................      37,000(3)        0.21%
Mr. Peter Shambora..........................................      26,750(4)        0.15%
Mr. KK Rao Surugucchi.......................................      95,000(5)        0.54%
Mr. Ismael Dudhia...........................................      78,322(6)        0.44%
Dr. Inder M. Singh..........................................     265,822(7)        1.51%
Dr. M. Yaqub Mirza..........................................     795,081(8)        4.51%
Mr. Richard Love............................................     404,965(9)        2.30%
Mr. Stephen McKenzie........................................      22,224(10)       0.13%
All current directors and executive officers as a group
 (10 persons)...............................................   1,878,414(11)      10.66%


------------------------
 (1) All addresses are at the Company, 34551 Ardenwood Boulevard, Fremont, California 94555.


 (2) Includes options for 150,000 shares exercisable within sixty days of the Record Date.



 (3) Includes options for 37,000 shares exercisable within sixty days of the Record Date.



 (4) Includes options for 26,750 shares exercisable within sixty days of the Record Date.



 (5) Includes options for 95,000 shares exercisable within sixty days of the Record Date.



 (6) Includes options for 78,322 shares exercisable within sixty days of the Record Date.



 (7) Includes options for 28,322 shares exercisable within sixty days of the Record Date.



 (8) Includes options for 78,322 shares exercisable within sixty days of the Record Date and 655,957 shares held in the following names: Dr. Mirza, 130,000; SAFA Trust, 231,759; and Mar-Jac Investments, 355,000. Dr. Mirza is an officer of SAFA Trust. Dr. Mirza is an officer and director of Mar-Jac Investments and, therefore, may be deemed to beneficially own the shares held by that shareholder. However, Dr. Mirza disclaims beneficial ownership of all such shares.



 (9) Includes options for 47,226 shares exercisable within sixty days of the Record Date.



(10) Includes options for 22,224 shares exercisable within sixty days of the Record Date.



(11) Includes options for an aggregate of 566,416 shares of Common Stock exercisable within sixty days of the Record Date.

                         EXECUTIVE OFFICER COMPENSATION


    The Summary Compensation Table sets forth information with respect to compensation earned for services rendered to the Company during each of the last three fiscal years for the Chief Executive Officer and the Company's four other most highly compensated executive officers whose cash compensation exceeded $100,000 in 1995.



                                                                                           LONG-TERM
                                                      ANNUAL COMPENSATION                COMPENSATION
                                          -------------------------------------------    -------------
                                                                            OTHER         SECURITIES           ALL
                                                                           ANNUAL         UNDERLYING          OTHER
                                                   SALARY     BONUS     COMPENSATION        OPTIONS       COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR      ($)      ($) (5)         ($)              (#)              ($)
----------------------------------------  -----   --------   --------   -------------    -------------    -------------
Mr. Al Montross (1).....................   1995    249,038   664,184 (6)     11,604         500,000               0
 President and Chief                       1994    200,000   398,771         6,480          430,000               0
  Executive Officer                        1993     56,968   14,633         35,000                0               0
Dr. Parveen Gupta.......................   1995    344,160        0          2,115          253,000               0
 Sr. Vice President and General            1994    289,303        0          2,618          265,000               0
  Manager Disk Array Division              1993    162,635        0          1,800                0               0
Ms. Colleen Gray (2)....................   1995    140,922   70,847            557           78,000               0
 Vice President Finance and                1994    110,832   20,040            329           60,000               0
  Chief Financial Officer                  1993     67,685   10,000              0                0               0
Mr. Peter Shambora (3)..................   1995    144,000   60,523          2,288           69,000               0
 Vice President, Sales                     1994    137,638   41,741          1,743           50,000               0
  and Marketing                            1993     22,069    6,660              0                0               0
Mr. KK Rao Surugucchi (4)...............   1995    144,999   45,379          1,941          125,000               0
 Vice President, Engineering               1994    118,274    6,292          1,970          115,000               0
                                           1993     83,962   10,000              0                0               0


------------------------

(1) Mr. Montross joined the Company in September 1993 as Executive Vice President, was appointed Acting President and Chief Operating Officer in December 1993, and was appointed President and Chief Executive Officer in April 1994.


(2) Ms. Gray was promoted to Chief Financial Officer in December 1993. In December 1994, she became Vice President Finance.

(3) Mr. Shambora joined the Company in October 1993 as Vice President, Sales and Marketing.

(4) Mr. Surugucchi joined the Company in February 1992 and was promoted to Vice President of Engineering in July 1994.


(5) With the exception of the bonus paid to Mr. Montross with respect to 1995, the bonus payments were made pursuant to the Company's Executive Bonus Plan described below.



(6) Mr. Montross' bonus with respect to 1995 was paid pursuant to his employmemt agreement described below.



    All executive officers other than the President and Chief Executive Officer are eligible to receive a quarterly cash bonus under the Company's Executive Bonus Plan. The amount of the cash bonus payable to each executive officer is a percentage of the officer's salary and is typically determined based 50% on the Company's financial performance, and 50% on the officer's personal performance, during the applicable quarter.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

    The following table discloses, for each executive named in the Summary Compensation Table (the "Named Executives"), options granted during the last fiscal year and the gain or "spread" that would be realized if the options were exercised on the expiration date, assuming that the Company's stock had appreciated at the level indicated, compounded annually over the life of the options.

                                           INDIVIDUAL GRANTS                                     POTENTIAL REALIZABLE
                                      ----------------------------                              VALUE OF ASSUMED ANNUAL
                                       NUMBER OF      % OF TOTAL                                 RATES OF STOCK PRICE
                                      SECURITIES        OPTIONS                                 APPRECIATION FOR OPTION
                                      UNDERLYING      GRANTED TO      EXERCISE                         TERMS (1)
                                        OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION     -----------------------
NAME                                  GRANTED (#)     FISCAL YEAR      ($/SH)       DATE          5% ($)      10% ($)
-----------------------------------   -----------    -------------    --------   -----------    ----------   ----------
Al Montrose........................      130,000          23.6          10.50       1/23/05        858,441    2,175,458
Parveen Gupta......................       13,000           2.4          10.50       1/23/05         85,844      217,546
Peter Shambora.....................       23,000           4.2          10.50       1/23/05        151,878      384,899
Colleen Gray.......................       18,000           3.3          10.50       1/23/05        118,861      301,217
KK Rao Surugucchi..................       20,000           3.8          10.50       1/23/05        132,068      334,686

------------------------

(1)  Potential realizable value less exercise price.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

    This table discloses the aggregate dollar value realized upon exercise of stock options in the last fiscal year by each Named Executive, as well as the total number of unexercised options and the aggregate dollar value of unexercised options held at the end of the last fiscal year.


                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                                            OPTIONS AT 1995           IN-THE-MONEY OPTIONS AT 1995
                                        SHARES                            FISCAL YEAR-END (#)            FISCAL YEAR-END ($)(1)
                                     ACQUIRED ON        VALUE       -------------------------------   ----------------------------
NAME                                 EXERCISE (#)   REALIZED ($)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-----------------------------------  ------------   -------------   --------------   --------------   -----------   --------------
Al Montrose........................      60,000     $  446,250           92,500         407,500       $ 1,293,438   $    5,001,563
Parveen Gupta......................      25,000        232,775          190,000          63,000         2,810,000          874,625
Peter Shambora.....................       4,000         25,000           21,000          48,000           296,730          551,740
Colleen Gray.......................      --             --               25,000          53,000           350,646          612,494
KK Rao Surugucchi..................      10,000         92,188           65,000          60,000           967,825          755,925


------------------------

(1) Total value of options based on fair market value of the Company's Common Stock of $19.13 as of December 31, 1995.



EMPLOYMENT AGREEMENT



    The Company and Mr. Montross, the Company's President, entered into an employment agreement, dated January 1, 1995. The agreement will extend for a term of four years. The basic terms provide for an annual salary of $250,000 and a bonus based upon the Company's performance against operating income and net sales objectives. The terms also provide that Mr. Montross be granted options to purchase shares of Common Stock as follows: 130,000 shares in January 1995; 130,000 shares in January 1996; and 110,000 shares in January 1997. Pursuant to the agreement, Mr. Montross was paid a special bonus of $75,000 in recognition of his prior contributions to the Company.


EXECUTIVE OFFICERS


    The following provides information about the Company's executive officers who do not also serve as directors:


COLLEEN M. GRAY


    Ms. Gray, age 42, joined the Company in April 1992 as Controller and in December 1993 she was appointed Chief Financial Officer. She was appointed Vice President Finance in December 1994. From

November 1989 until August 1991, she served as Controller of Voicemail International, Inc., a voice messaging equipment manufacturer. From March 1987 through June 1989, she was Assistant Controller for Alcatel Business Systems, Inc. From 1978 to 1987, Ms. Gray held a series of financial management positions with ITT Courier Terminal Systems. She received a Bachelor of Science degree in Accounting from Arizona State University.

JOSEPH A. SCHMIDT


    Mr. Schmidt, age 52, joined the Company in March 1995 as Vice President, Human Resources. Mr. Schmidt served as Vice President, Human Resources and Corporate Officer to Power Up Software Corp., a utility software developer, from January 1991 to May 1993 and as Director of Corporate Human Resources Planning for Diasonics, Inc., a medical equipment manufacturer, from May 1986 through December 1990. Mr. Schmidt holds a bachelor's degree from the University of Waterloo, and a master's degree in Human Resources and Manpower Development from the New School for Social Research.


PETER SHAMBORA


    Mr. Shambora, age 52, joined the Company in October 1993, as Vice President, Sales and Marketing. From February 1992 to October 1993, he served as Vice President, Sales and Marketing of Mass Microsystems, a storage subsystem manufacturer. From January 1987 to February 1992, he served as Vice President, Worldwide Sales of Storage Dimensions. Prior to these positions, Mr. Shambora held positions at various technology companies, including Atasi, Four Phase Systems and Ampex. Mr. Shambora received his undergraduate degree from San Jose State University in Industrial Management and a Masters degree from the University of Southern California in Systems Management.


KRISHNAKUMAR RAO SURUGUCCHI


    Mr. Surugucchi, age 40, joined the Company in February 1992, as Director of Hardware Engineering. He was promoted to Vice President of Engineering in July 1994. Prior to joining the Company, Mr. Surugucchi was Director of Engineering for the Company's subsidiary, Mylex, India from April 1991 to February 1992. Prior to these positions, Mr. Surugucchi was Deputy General Manager for PSI, India from November 1979 to March 1991. Mr. Surgucchi received his undergraduate degree and Masters degree in Electrical Engineering from The Indian Institute of Technology, Bombay, India.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


    The Company and Mr. Montross, the Company's President, entered into an employment agreement, dated January 1, 1995. The agreement will extend for a term of four years. The basic terms provide for an annual salary of $250,000 and a bonus based upon the Company's performance against operating income and net sales objectives. The terms also provide that Mr. Montross be granted options to purchase shares of Common Stock as follows: 130,000 shares in January 1995; 130,000 shares in January 1996; and 110,000 shares in January 1997. Pursuant to the agreement, Mr. Montross was paid a special bonus of $75,000 in recognition of his prior contributions to the Company.



    In January 1996, the Company loaned Colleen Gray, the Company's Vice President-Finance, $100,000 in connection with her purchase of a home. The loan is due one year from funding and will not bear interest. The obligation to repay the loan is secured by shares of Common Stock of the Company subject to vested options granted to Mrs. Gray.

                         COMPENSATION COMMITTEE REPORT


    The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company, as well as the compensation plans and specific compensation levels for executive officers. In addition, it advises with respect to the administration of the Company's employee stock option plans. The Committee is currently composed of three independent, non-employee directors.



    The Committee believes that the compensation of the Company's executive officers, including that of the Chief Executive Officer, (collectively, the "Executive Officers") should be influenced by the Company's performance. The Committee establishes the salaries of all the Executive Officers by considering
(1) the salaries of executive officers in similar positions of comparably-sized companies, (2) the Company's financial performance, and (3) the achievement of certain objectives related to the particular Executive Officer's area of responsibility. Key target performance objectives used in determining executive compensation include the attainment of certain levels of revenue and operating income, as specified by the Committee. Base salaries for Executive Officers other than the Chief Executive Officer are set by the Committee, in consultation with the Chief Executive Officer.



    The Company has adopted an Executive Bonus Plan. The purposes of the Executive Bonus Plan are to tie compensation to achievement of performance measures that influence the creation of shareholder value, and to ensure payments are targeted to provide a competitive level of compensation, taking into account the Company's performance against its revenue and operating income objectives, which are set annually by the Committee. The Company achieved its financial performance objectives in 1995, and as a result paid a bonus to the Chief Executive Officer of $664,184 and a total of $190,774 to its other Executive Officers.



    The Company's 1993 Stock Option Plan provides for long-term incentive compensation for employees of the Company, including Executive Officers. An important objective of the plan is to provide additional incentives to employees to work to maximize shareholder value. The Company's option program utilizes vesting periods to encourage retention of employees and Executive Officers and reward long-term commitment to employment with the Company. The Stock Option Plan Committee of the Board, in consultation with the Committee and the Chief Executive Officer, is responsible for determining, subject to the terms of the Option Plan, the individuals to whom grants should be made, the timing of grants, the exercise price per share, and the number of shares subject to each grant.



    The terms of the President and Chief Executive Officer's compensation plan, which is set forth in an Employment Agreement with the Company with a four year term commencing January 1, 1995, provides for (1) a base salary of $250,000, which may be increased annually by the Board, (2) a cash bonus payable on the achievement of certain objectives based on the Company's operating income and net sales, and (3) grants of options to purchase shares of Common Stock of the Company, vesting at a stated percentage per year. The factors taken into consideration in determining his compensation are generally the same factors used in determining the compensation of each of the Company's other executive officers.



                                          Mr. Ismael Dudhia

                                          Mr. Richard Love

                                          Dr. Inder Singh

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    Mr. Dudhia, Mr. Love and Dr. Singh comprise the Compensation Committee of the Board. Mr. Love is the current Treasurer of the Company and was appointed in January 1995. Dr. Singh was Treasurer of the Company from February 1989 to November 1989.



                    PERFORMANCE GRAPH FOR MYLEX CORPORATION
                       FIVE YEAR CUMULATIVE TOTAL RETURN
                   MYLEX CORPORATION, NASDAQ NATIONAL MARKET
                 AND NASDAQ COMPUTER MANUFACTURER STOCK (#357)*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MYLEX     NASDAQ NATIONAL MARKET      NASDAQ COMPUTER MANUFACTURER
1990        100.00             100.00                         100.00
1991        146.67             160.56                         139.86
1992        326.67             186.86                         188.06
1993        353.33             214.51                         178.23
1994        596.69             209.68                         195.75
1995       1,020.00            296.30                         308.18


                                                           FISCAL YEAR END
                                      ----------------------------------------------------------
                                       1990      1991      1992      1993      1994       1995
                                      ------    ------    ------    ------    ------    --------
Mylex..............................   100.00    146.67    326.67    353.33    596.69    1,020.00
NASDAQ National Market.............   100.00    160.56    186.86    214.51    209.68      296.30
NASDAQ Computer Manufacturer.......   100.00    139.86    188.06    178.23    195.75      308.18


------------------------

*Assumes $100 invested on December 31, 1990 in the Company's Common Stock and in the NASDAQ National Market Index and NASDAQ Computer Manufacturer Stock Index. Also assumes reinvestment of dividends on a daily basis.



COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT



    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of registered class or the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all such reports required to be filed have been filed in a timely manner.

                                 ANNUAL REPORT



    The Company's Annual Report to Shareholders for its fiscal year ended December 31, 1995 has been mailed to shareholders concurrently with the mailing of this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of the Company's proxy solicitation materials.



    UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, WITHOUT EXHIBITS, AS FILED WITH THE SEC. SUCH REQUESTS SHOULD BE DIRECTED IN WRITING TO THE SECRETARY OF THE COMPANY AT 34551 ARDENWOOD BOULEVARD, FREMONT, CALIFORNIA 94555.


                                 OTHER MATTERS


    Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxies in accordance with their judgment.


                                        ON BEHALF OF THE BOARD OF DIRECTORS

                                        Al Montross
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   APPENDIX A
                               MYLEX CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN


    The Mylex Corporation 1995 Employee Stock Purchase Plan (the "Plan") shall be established and operated in accordance with the following terms and conditions.

1.  DEFINITIONS:


    As used in the Plan, the following terms shall have the meanings set forth below:


    "BOARD" means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer the Plan, as described in Section 4 below.

    "COMMON STOCK" means the Common Stock of the Company.

    "COMPANY" means Mylex Corporation, a Florida corporation.

    "CONTINUOUS  EMPLOYMENT"  means  the  absence  of  any  interruption  or termination of service as an Employee with the Company and/or its Participating Subsidiaries. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than sixty (60) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

    "ELIGIBLE COMPENSATION" means, with respect to each Participant for each pay period, the full salary and wages paid to such Participant by the Company or a Participating Subsidiary, including commissions, bonuses and overtime pay. Except as otherwise determined by the Committee, "Eligible Compensation" does not include:

    (i) any amounts contributed by the Company or a Participating Subsidiary to any pension plan or plan of deferred compensation;

    (ii) any automobile or relocation allowance (or reimbursement for any such expenses);

   (iii) any amounts paid as a starting bonus or finder's fee;

   (iv) any amounts realized from the exercise of qualified or non-qualified stock options;

    (v) any amounts paid by the Company or a Participating Subsidiary for other fringe benefits, such as health care, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits or perquisites, such as cash-out of credit generated under a plan qualified under Code Section 125;

   (vi) other similar forms of extraordinary compensation; or

   (vii) any Participant's commissions, bonus or overtime pay to the extent such Participant has elected to exclude, in a writing acceptable to the Committee, such compensation from his or her Eligible Compensation.

    "ELIGIBLE EMPLOYEE" means an Employee who is eligible to participate in the Plan, as described in Section 5 below.

    "EMPLOYEE" means any person, including an officer, who is customarily employed for at least thirty (30) hours per week and more than five (5) months in a calendar year by the Company or one of its Participating Subsidiaries.

    "ENROLLMENT DATE" means the first day of each Offering Period.

    "EXERCISE DATE" means each May 31  and November 30 during each  Offering
    Period.

    "EXERCISE PERIOD" means each period commencing on June 1 and terminating on the immediately succeeding November 30 or commencing on December 1 and terminating on the immediately succeeding May 31.

    "EXERCISE PRICE" means the price per share of shares offered in a given Offering Period determined as provided in Section 10 below.

    "FAIR MARKET VALUE" means, with respect to a share of Common Stock as of any date, the last sale price of such Common Stock on the NASDAQ-NMS on such date, as reported in the Wall Street Journal. In the event that such price is not available for an Enrollment Date or an Exercise Date, the Fair Market Value of a share of Common Stock on such date shall be the last sale price of a share of the Common Stock on the NASDAQ-NMS on the last business day prior to such date or such other amount as may be determined by the Committee by any fair and reasonable means.

    "NASDAQ-NMS" means the National Association of Securities Dealers, Inc. Automated Quotation National Market System.

    "OFFERING PERIOD" means a period of twelve (12) months during which an option granted pursuant to the Plan may be exercised. A new Offering Period shall begin on each June 1 and December 1.

    "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company, as provided in Section 7 below.

    "PARTICIPATING SUBSIDIARY" means any Subsidiary other than a Subsidiary excluded from participating in the Plan by the Committee, in its sole discretion.

    "PLAN" means this Mylex Corporation 1995 Employee Stock Purchase Plan.

    "SUBSIDIARY" means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code or any successor thereto.

    "1934 ACT" means the Securities Exchange Act of 1934, as amended.

2.  PURPOSE OF THE PLAN

    The purpose of the Plan is to provide present and future employees of the Company and its Participating Subsidiaries an incentive in the performance of their services by giving them an opportunity to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock and to profit from increases in the value of the Common Stock. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

3.  SHARES RESERVED FOR THE PLAN

    There shall be reserved for issuance and purchase by Employees under the Plan an aggregate of 300,000 shares of Common Stock, subject to adjustment as provided in Section 15 below. Shares of Common Stock, subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Employee for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

4.  ADMINISTRATION OF THE PLAN

    (a) The Plan shall be administered by a Committee appointed by, and which shall serve at the pleasure of, the Board. However, the Board may elect to function as the Committee. The Committee shall consist of not less than two members of the Board who are not officers or employees of the Company or of any of its Subsidiaries and who are disinterested persons within the terms of Rule 16b-3 promulgated under the 1934 Act. The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for the administration of the Plan, all of which actions and determinations shall be final, conclusive and binding on all persons.

    (b) The Committee may request advice or assistance or employ such other persons as it in its absolute discretion deems necessary or appropriate for the proper administration of the Plan, including, without limitation, employing a brokerage firm, bank or other financial institution to assist in the purchase of shares hereunder, delivery of reports or other administrative aspects of the Plan.

5.  ELIGIBILITY TO PARTICIPATE IN THE PLAN


    Subject to the provisions of the Plan and any limitations imposed by any future amendments to Section 423(b) of the Code (or successor provisions), any Employee who, as of an Enrollment Date, has had ninety (90) days of Continuous Employment (or such lesser period as may be approved by the Committee from time to time) with the Company or a Participating Subsidiary (after it becomes a Participating Subsidiary) shall be eligible to participate in the Plan for the Offering Period beginning on that Enrollment Date. In the event a Participant sells any shares of Common Stock acquired under the Plan within one hundred and eighty (180) days of acquiring such shares, such Participant shall be ineligible to participate in the Plan during the Exercise Period immediately succeeding such sale.


6.  OFFERING PERIODS

    Shares shall be available for purchase under the Plan during consecutive Offering Periods, with a new Offering Period commencing on each June 1 and December 1 during the term of the Plan. The first such Offering Period shall commence on December 1, 1995, or as otherwise determined by the Committee. The Committee shall have the power to change the duration of the Offering Periods, after the first Offering Period, from time to time, without shareholder approval if such change is announced to all Eligible Employees at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be so affected.

7.  ELECTION TO PARTICIPATE IN THE PLAN

    Each Eligible Employee may elect to participate in the Plan with respect to an Offering Period by completing an enrollment agreement in the form provided by the Company and filing such enrollment agreement with the Company prior to the applicable Enrollment Date, unless another time for filing the enrollment form with respect to a given Offering Period is set by the Committee. An Eligible Employee may participate with respect to an Offering Period only if, as of the Enrollment Date of such Offering Period, such Employee is not participating in any prior Offering Period which is continuing at the time of such proposed enrollment.

    All Participant purchases pursuant to the Plan shall be made only by the proceeds of payroll deductions. Payroll deductions for a Participant shall commence on the first payroll date following his or her Enrollment Date and shall end on the last payroll date in the applicable Offering Period, unless sooner terminated by the Participant as provided in Section 12 below.


    Unless an Eligible Employee elects otherwise prior to the Enrollment Date for any Offering Period by submitting to the Company a form provided by the Company for such purpose, such Eligible Employee, if he or she is participating in the immediately preceding Offering Period (the "Prior Offering Period") as of such Enrollment Date, shall be deemed to have (i) elected to participate in such Offering Period, and (ii) authorized the same payroll deduction for such Offering Period as was in effect for such Eligible Employee, as of such Enrollment Date, for the Prior Offering Period.

    The Committee, in its discretion, may terminate the participation of all Participants in any Offering Period as of the last day of any Exercise Period (a "Termination Date") and, upon the occurrence of such a termination, such Participant shall be automatically enrolled, as described below, in the new Offering Period commencing immediately following such Termination Date if the Exercise Price determined as of the Enrollment Date for such new Offering Period is lower than the Exercise Price determined as of the Enrollment Date of the Offering Period for which the Participants' participation is being terminated. In such event, each of such Participants shall be deemed for purposes of this Plan to have (i) elected to participate in such new Offering Period, and (ii) authorized the same payroll deduction for such new Offering Period as was in effect for such Participant immediately prior to the Termination Date.


8.  PAYROLL DEDUCTIONS

    At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant shall authorize payroll deductions to be made on each payroll date during the Offering Period in an amount of from 1% to 10% of the Eligible Compensation which the Participant receives on such payroll date. The amount of such payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Eligible Compensation.

    All payroll deductions made for a Participant shall be deposited in the Company's general corporate account and shall be credited to the Participant's account under the Plan. No interest shall accrue or be credited with respect to the payroll deductions of a Participant under the Plan. A Participant may not make any additional payments into such account. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    A  Participant  may discontinue  participation in  the  Plan as  provided in
Section 12 below. A Participant may at any time during an Offering Period (but no more than one time during any calendar quarter) reduce or increase (subject to the limitations of Section 8(a) above) the rate of his or her payroll deductions by completing and filing with the Company a change notice in the form provided by the Company. Any such reduction in the rate of a Participant's payroll deductions shall be effective as of the pay period specified by the Participant in the Participant's change notice, but in no event sooner than the first pay period ending at least ten (10) days after the Participant files the change notice with the Company. Any such increase in the rate of Participant's payroll deductions shall be effective as of the first date of the next Exercise Period within such Offering Period.

9.  GRANT OF OPTIONS

    On the Enrollment Date of each Offering Period, subject to the limitations set forth in Sections 3 and 9(b) hereof, each Eligible Employee shall be granted an option to purchase on each Exercise Date during such Offering Period (at the Exercise Price as of such Exercise Date determined as provided in Section 10 below) up to a number of shares of the Common Stock determined by dividing such Employee's payroll deductions accumulated during the Exercise Period ending on such Exercise Date by the Exercise Price (as determined in accordance with Section 10 below), provided that the number of shares subject to the option for each Exercise Period shall not exceed 500 (subject to the adjustment as provided in Section 15 below).


    Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Company and its Subsidiaries, including, without limitation, this Plan, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

10. EXERCISE PRICE

    The Exercise Price of each of the shares in each Offering Period shall be the lower of (a) 85% of the Fair Market Value of a share of the Common Stock on the applicable Enrollment Date, or (b) 85% of the Fair Market Value of a share of the Common Stock on the applicable Exercise Date.

11. EXERCISE OF OPTIONS

    Unless a Participant withdraws from the Plan as provided in Section 12 below, the Participant's option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date of each Offering Period, and the maximum number of full shares of Common Stock subject to such option will be purchased for the Participant, at the applicable Exercise Price, with the accumulated payroll deductions in the Participant's account. Any amount remaining in the Participant's account after an Exercise Date shall be held in the account until the next Exercise Date in such Offering Period, unless (a) the Exercise Date is the last day of such Offering Period, in which event any such amount remaining after the end of the Offering Period shall be refunded to the Participant within fifteen (15) days after such Exercise Date, or (b) the Plan has terminated with such Exercise Date as provided in Section 17 below, in which event any such amount remaining after the pro rata allocation contemplated by
Section 17 below shall be refunded to the Participant within fifteen (15) days after such termination or Exercise Date.

12. WITHDRAWAL AND TERMINATION OF EMPLOYMENT

    A Participant may withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Plan at any time by giving written notice to the Company on a form provided by the Company for such purpose. Upon the receipt of such notice of withdrawal from a Participant, all of such Participant's payroll deductions credited to such Participant's account will be paid to him or her within fifteen (15) days after receipt of such notice of withdrawal, such Participant's participation in the Plan will be automatically terminated, and no further payroll deductions for the purchase of shares by such Participant will be made. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan unless a new enrollment agreement is delivered to the Company in accordance with Section 7(a) above and, in any event, may not resume during the Offering Period in which such withdrawal occurs.

    Upon termination of a Participant's employment with the Company and/or its Participating Subsidiaries for any reason, including, without limitation, retirement or death, prior to the Exercise Date of an Offering Period, the payroll deductions credited to such Participant's account will be returned to such Participant or, in the case of death, to such Participant's estate, within fifteen (15) days after the date of such termination, and such Participant's options to purchase shares under the Plan will be automatically terminated as of such date.

    In the event an Employee fails to maintain Continuous Employment for at least thirty (30) hours per week during an Offering Period in which such Employee is a Participant, such Employee will be deemed to have elected to withdraw from the Plan, the payroll deductions credited to such Employee's account will be returned to the Employee within thirty (30) days after the last day of the week in which such Employee failed to work at least thirty (30) hours, and the Employee's options to purchase shares under the Plan will be terminated as of such date.

    A Participant's withdrawal from an Offering Period will not have any effect upon such Participant's eligibility to participate in any succeeding Offering Period or in any other stock purchase or other benefit plan adopted by the Company.

    A  Participant who is also an officer  or director of the Company subject to
Section 16 of the 1934 Act, and who is deemed to "cease participation" in the Plan within the meaning of Rule 16b-3 promulgated under the 1934 Act, as amended from time to time, or any successor rule or regulation, as a consequence of his or her withdrawal from the Plan pursuant to Section 12(a) above, shall not again participate in the Plan for at least six (6) months after the date of such withdrawal, subject to the requirements of Section 7 above.

13. TRANSFERABILITY

    Options to purchase Common Stock granted under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during a Participant's lifetime only by the Participant.

14. REPORTS

    Individual accounts will be maintained for each Participant in the Plan. Statements of account, as of each Exercise Date, will be given to participating Employees semi-annually within thirty (30) days after such Exercise Date. Each statement will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any, as of the applicable Exercise Date.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued to any Participant upon exercise of options granted under the Plan. No fractional share of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 15.

    In the event of the sale, merger, dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets, any then current Offering Periods and Exercise Periods will terminate immediately prior to the date on which such proposed action is to be consummated, unless otherwise determined by the Committee. Upon any such termination, unless otherwise determined by the Committee, all options to purchase shares will be exercised automatically, on such date (which shall thus be deemed to constitute an Exercise Date), to purchase the maximum number of full shares that may be purchased at the applicable Exercise Price with each Participant's accumulated payroll deductions.

16. AMENDMENT OF THE PLAN

    The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans provided in Section 423 of the Code or any successor thereto, including, without limitation, as result of the failure to obtain shareholder approval of such amendment, if required.

17. TERMINATION OF THE PLAN

    The Plan and all rights of Participants hereunder shall terminate on the earlier of:

        the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan; or

        November 30, 2005, unless sooner terminated by the Board at any time in its discretion.

    In  the  event that  the Plan  terminates  under circumstances  described in
Section 17(a) above, reserved shares remaining as of the termination date shall be sold to Participants pro rata, based on the number of shares that each of the Participants is entitled to purchase as of such termination.

18. NOTICES

    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, and by the person, designated by the Company for the receipt thereof. All notices or other communications by the Company to a Participant under or in connection with the Plan shall be deemed to have been duly given when delivered personally to such Participant or two (2) business days after deposit in the U.S. mail, addressed to such Participant at the last address for such Participant provided in writing to the Company.

19. SHAREHOLDER APPROVAL

    Continuance of the Plan shall be subject to approval by the Company within twelve (12) months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, at such meeting and entitled to vote thereon.

20. CONDITIONS UPON ISSUANCE OF SHARES


    The Plan, the grant and exercise of options to purchase shares of Common Stock under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. In addition, no option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the option be in effect with respect to the shares issuable under exercise of the option, or (ii) in the opinion of counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of such act. As a condition to the exercise of an option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representations and warranties with respect thereto as may be requested by the Company.


    The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

21. EXPENSES OF THE PLAN

    All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company. Any brokerage fees for the purchase or sale of shares by a Participant shall be borne by the Participant.

22. NO EMPLOYMENT RIGHTS

    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan except pursuant to the terms of the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company. The Plan shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

23. EFFECT OF THE PLAN

    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

24. APPLICABLE LAW

    The laws of the State of California shall govern all matters relating to this Plan except to the extent (if any) superseded by the laws of the United States.

                               MYLEX CORPORATION
                 PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of MYLEX CORPORATION, a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 22, 1996, and hereby appoints Al Montross and Colleen Gray, or either of them, with full power of substitution to vote and otherwise represent all of the shares registered in the name of the undersigned at the 1996 Annual Meeting of Shareholders of MYLEX CORPORATION to be held on April 30, 1996, at 2:00 p.m., local time, at 34551 Ardenwood Blvd., Fremont, California, 94555, and at any adjournment or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the matters set forth below:

1. Election of directors.   FOR all nominees listed below     WITHHOLD AUTHORITY to vote
                            (except as marked to the          for all nominees listed below
                            contrary below) / /               / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.)

  Al Montross, Dr. Inder M. Singh, Dr. M. Yaqub Mirza, Ismael Dudhia, Richard
                             Love, Stephen McKenzie

2. To amend the Company's Articles of Incorporation to increase its authorized shares of Common Stock from 25,000,000 to 40,000,000 shares.

                FOR  / /        AGAINST  / /        ABSTAIN  / /
3. To adopt the Company's 1995 Employee Stock Purchase Plan covering 300,000 shares of Common Stock.

                FOR  / /        AGAINST  / /        ABSTAIN  / /
4. To change the Company's state of incorporation from Florida to Delaware by merging the Company with and into its wholly-owned subsidiary.

                FOR  / /        AGAINST  / /        ABSTAIN  / /
5. To amend the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock available thereunder by 850,000 shares.

                FOR  / /        AGAINST  / /        ABSTAIN  / /
6. To ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1996.

                FOR  / /        AGAINST  / /        ABSTAIN  / /
7. To transact such other business as may properly come before the meeting or any adjournments thereof.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AS THE PROXY HOLDERS DEEM ADVISABLE.
                                                 _______________________________
                                                     (Name typed or printed)
                                                 _______________________________
                                                           (Signature)
                                                 _______________________________
                                                     (Title, if appropriate)
                                                 Date: ___________________, 1996

                                                 I    plan    to    attend   the
                                                 meeting:         Yes / / No / /

                                                 Please  sign  exactly  as  your
                                                 name   appears  on  your  stock
                                                 certificate. If  such stock  is
                                                 held  by  joint  tenants,  both
                                                 persons   should   sign.   When
                                                 signing  as attorney, executor,
                                                 administrator, trustee or
                                                 guardian,  please   note   your
                                                 title  as such. If the stock is
                                                 registered in  the  name  of  a
                                                 corporation, please sign in the
                                                 corporation's   name   by   the
                                                 president or any other
                                                 authorized  officer.   If   the
                                                 stock is registered in the name
                                                 of  a partnership,  please sign
                                                 in the partnership's name by an
                                                 authorized person.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
          THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.